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                                                                    Exhibit 10.2

PREFERRED STOCK

                              PURCHASE AGREEMENT

     THIS PREFERRED STOCK PURCHASE AGREEMENT ("Agreement") is made as of September __, 2000, by and between EdgeAudio. Com, Inc. an Oregon corporation (the "Company") and Bryan Holbrook ("Investor").

     WHEREAS, Investor desires to purchase, and the Company desires to sell and issue to Investor, shares of the Company's Series A Convertible Preferred Stock ("Series A Stock").

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the parties hereby agree as follows:

     1.   Purchase and Sale of Stock

          1.1  Sale and Issuance of Common Stock

          (a) The Company shall adopt and file with the Corporation Division of the Secretary of State of the State of Oregon on or before the Closing, as defined in Section 1.2 herein, the Amended Articles of Incorporation in the form attached hereto as Exhibit A ("Amended Articles of Incorporation").

          (b) Subject to the terms and conditions of this Agreement, Investor agrees to purchase, and the Company agrees to sell and issue to Investor, at the Closing, 25,000 shares of Series A Stock at a price of $ 28.00 per share, for $ 700,000.00 in the aggregate (the "Purchase Price"). The first $250,000 of the Purchase Price shall be paid by Investor by check or by wire transfer at Closing as defined in Section 1.2 herein. The balance of the Purchase Price shall be paid by check or wire transfer upon the earlier of (i) demand by the Company's chief executive officer, or (ii) 90 days following the Closing. The parties intend that the Investor's obligation to pay the entire aggregate amount of the Purchase Price shall be absolute and unconditional, and that the Investor shall not object, condition, delay, or interpose any defense in connection with making payment(s) of the Purchase Price as provided in the immediately preceding sentence or the Company's enforcement of its right to receive the aggregate amount of the Purchase Price, as aforesaid.

          1.2. Closing

          The purchase and sale of the Series A Stock shall take place at the offices of the Company on the date first set forth above, or such other location and time as the Company and Investor mutually agree upon, which time and place shall be designated as the "Closing".
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Promptly following payment for part or all of the shares of Series A Stock that
Investor is purchasing, the Company shall deliver to Investor a certificate or a Statement of Share Ownership pursuant to ORS 60.164 representing the number of shares of Series A Stock that Investor has paid for.

     2.   Representations and Warranties of the Company

     The Company represents and warrants to Investor that, as of the date of this Agreement:

          2.1  Organization; Good Standing; Qualification

          The Company is a corporation duly organized and validly existing under the laws of the State of Oregon and has the requisite corporate power and authority to own and operate its properties and assets and to conduct its business as now conducted and as proposed to be conducted in the future, to execute and deliver this Agreement and the other agreements contemplated herein, to issue the Series A Stock and to carry out the provisions of this Agreement and the other agreements contemplated herein. The Company is now, or will be as soon as practicable after Closing, duly qualified and authorized to transact business and is in good standing as a foreign corporation in each jurisdiction in which the failure to so qualify would have a material adverse affect on its business, properties, prospects or financial condition.

          2.2  Capitalization

          The authorized capital stock of the Company consists, or will consist immediately prior to Closing, of:

          (a) Preferred Stock. 25,000 shares of Preferred Stock, one -cent par value, all of which have been designated as Series A Convertible Preferred Stock ("Series A Stock"), which will be sold pursuant to this Agreement. The rights, privileges and preferences of the Series A Stock are as stated in the Amended Articles of Incorporation.

          (b) Common Stock. 1,000,000 shares of Common Stock, one-cent par value, ("Common Stock") of which 100,000 shares are issued and outstanding.

          (c) The outstanding shares of Series A Stock and the Common Stock have been duly authorized and validly issued, are fully paid and nonassessable.

          (d) There are no outstanding options, warrants, rights, proxy or stockholders agreements of any kind for the purchase from the Company of any of its securities.

          2.3  Authorization

          All corporate action on the part of the Company, its officers, directors and Investors necessary for the authorization, execution and delivery of this Agreement and the other agreements and transactions contemplated herein, the performance of all obligations of the
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Company hereunder and thereunder and the authorization, issuance and delivery of the Series A Stock being sold hereunder have been or will be taken prior to the Closing. This Agreement and the other agreements contemplated herein constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms.

          2.4  Valid Issuance of Series A Stock

          The Series A Stock, when issued, sold and delivered in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable and free of any liens or encumbrances created by the Company and will be issued in compliance with applicable federal and state securities laws.

          2.5  Governmental Consents

          No consent, approval, order or authorization of, registration, qualification or filing with, any federal, state or local governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement, except for filings, if any, required pursuant to applicable state securities laws, which filings will be made within the required statutory period.

          2.6  Subsidiaries

          The Company does not own or control, directly or indirectly, any interest in any other corporation, association, partnership or other entity. The Company is not a participant in any joint venture, partnership or similar arrangement.

          2.7  Permits

          The Company has all permits, licenses and similar authorizations necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects, or financial condition of the Company and believes that it can obtain, without undue burden or expense, any similar authority for the conduct of its business as presently planned to be conducted. The Company is not in default in any material respect under any such permits, licenses or similar authority.

          2.8  Compliance with Other Instruments

          The Company is not in violation or default in any material respect of any provision of its Articles of Incorporation, as amended or restated, or Bylaws or in any material respect of any mortgage, indenture, agreement, instrument or contract to which it is a party or by which it is bound or, to the best of its knowledge, of any federal or state judgment, order, writ, decree, statute, rule, regulation or restriction applicable to the Company, which violation or default would have a material adverse effect on its business, properties, prospects or financial condition. The execution, delivery and performance of this Agreement and the other agreements contemplated herein and the consummation of the transactions contemplated hereby and thereby
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will not result in any such violation or default or require any consent under or be in conflict with or constitute either a violation or default under any such mortgage, indenture, agreement, instrument or contract or an event which results in the creation of any liens, charge or encumbrance upon any assets of the Company.

          2.9  Litigation

          There is no action, suit, proceeding or investigation pending or, to the Company's knowledge, currently threatened against the Company or any of its officers, directors, employees or agents which questions the validity of this Agreement or the other agreements contemplated herein or the right of the Company to enter into such agreements or to consummate the transactions contemplated hereby or thereby, or which might result in any material adverse change in the assets, conditions, affairs, prospects or business of the Company, financially or otherwise, or any change in the current equity ownership of the Company.

          2.10 Disclosure

          The Company has provided Investor with all information reasonably available to it without undue expense that Investor, and/or its agents and representatives, has requested for deciding whether to purchase the Series A Stock and all information that the Company believes is reasonably necessary to enable Investor to make such decision. To the best of the Company's knowledge after reasonable investigation, neither this Agreement not any other agreements, written statements made or delivered in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading.

          2.11 Title to Property and Assets

          The Company has good and marketable title to its properties and assets, free and clear of any material liens, claims or encumbrances. With respect to the property and assets it leases, the Company is in compliance with such leases and, to the best of its knowledge, holds a valid leasehold interest free of any material liens, claims or encumbrances.

          2.12 Offering

          Subject in part to the truth and accuracy of Investor's representations set forth in this Agreement, the offer, sale and issuance of the Series A Stock contemplated by this Agreement are exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), and are exempt from registration or qualification under applicable state securities laws. Neither the Company nor any authorized representative acting on its behalf will take any action hereafter that would cause the loss of such exemption.
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     3.   Representations and Warranties of Investor

          Investor hereby represents and warrants to the Company that:

          3.1  Authorization

          Investor has full power and authority to execute, deliver and perform his obligations under this Agreement and to own the Series A Stock and this Agreement constitutes a valid and legally binding obligation of Investor.

          3.2  Purchase Entirely for Own Account

          This Agreement is made with Investor in reliance upon its representation to the Company, which, by Investor's execution of this Agreement, Investor hereby confirms, that the Series A Stock to be received by Investor will be acquired for investment for his own account and not with a view to the distribution of any part thereof and that Investor has no present intention of selling, granting any participation in, or otherwise distributing the same.

          3.3  Disclosure of Information; Due Diligence

          Investor represents that he has had an opportunity to ask questions of and receive answers from the Company regarding the Company and the terms and conditions of the offering of the Series A Stock and to obtain additional information necessary to verify the accuracy of the information supplied or to which it had access.

          3.4  Investment Experience; Accredited Investor Status

          Investor represents that he is experienced in evaluating and investing in private placement transactions of securities of companies in a similar stage of development as the Company and acknowledges that he is able to fend for himself, can bear the economic risk of such an investment and has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the investment in the Series A Stock. Investor understands that the Series A Stock to be purchased hereunder constitutes a speculative risk and that the Series A Stock has not been registered under the Act, or the securities laws of any jurisdiction, by reason of reliance upon certain of Investor's representations and warranties under this
Section 3. Investor is familiar with Regulation D promulgated under the Securities Act of 1933 and is an "accredited investor" as defined in Rule 501(a) of such Regulation D.

          3.5  Restricted Securities

          Investor understands that the Series A Stock to be purchased hereunder and the Common Stock issuable from time to time upon conversion of the Series A Stock are characterized as "restricted securities" under the Securities Act of 1933 and that consequently the transferability and resale of the Series A Stock and the Common Stock will be limited.
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          Investor understands that any certificate evidencing the Series A
Stock to be purchased hereunder and any Common Stock issuable upon conversion of the Series A Stock will bear a legend in substantially the following form:

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES HAVE BEEN ACQUIRED WITHOUT A VIEW TO DISTRIBUTION AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE ACT AND UNDER ANY APPLICABLE SECURITIES LAWS, OR AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED AS TO SUCH SALE OR OFFER.

          3.6  Indemnification

          Investor shall indemnify and hold harmless the Company, its officers, directors, employees, nominees, and agents against any damage, claim or liability and the costs of any action or proceeding brought as the result of any untrue representation, warranty or agreement made herein. Investor understands that such liability could substantially exceed the Purchase Price of the Series A Stock, particularly if the untrue representations relate to Investor's status as an accredited investor, as represented in Section 3.4 herein.

     4.   Conditions of Investor's Obligations at Closing

     The obligations of Investor under Section 1.1 of this Agreement are subject to the fulfillment at or before Closing of each of the following conditions:

          4.1  Representations and Warranties

          The representations and warranties of the Company contained in Section 2 of this Agreement shall be true and correct in all material respects on and as of Closing with the same effect as though such representations and warranties had been made as of the date of Closing.

          4.2  Performance

          The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it before Closing.

          4.3  Corporate Documents

          The Company shall have delivered to Investor or its counsel, copies of all corporate documents of the Company as Investor shall reasonably request.
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          4.4  Delivery of Shares

          The Company shall have delivered to Investor at Closing a stock certificate or a Statement of Share Ownership pursuant to ORS 60.164 representing 25,000 shares of the Series A Stock to be purchased by Investor hereunder by payment of the Purchase Price called for by Section 1.1.

          4.5  Consents, Permits and Waivers

          The Company shall have obtained all consents, permits and waivers necessary for the consummation of the transactions contemplated by this Agreement and the other agreements contemplated herein.

          4.6  Qualifications

          All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Series A Stock pursuant to this Agreement shall be duly obtained and effective at Closing.

          4.7  Proceedings and Documents

          All corporate and other proceedings in connection with the transactions contemplated at Closing and all documents incident thereto including evidence of the filing of the Restated Articles of Incorporation shall be satisfactory in form and substance to Investor and its legal counsel and its counsel shall have received all such counterpart original and certified or other copies of such documents as they may reasonable request.

          4.9  Material Adverse Occurrence

          There shall not occurred any event or condition of any character that might, in the reasonable opinion of Investor, materially and adversely affect the business, properties, prospects or financial condition of the Company, as such business is presently conducted and as is proposed to be conducted.

     5.   Conditions for the Company's Obligations at Closing

     The obligations of the Company to Investor under this Agreement are subject to the fulfillment at or before Closing of each of the following conditions:

          5.1  Representations and Warranties
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          The representations and warranties of Investor contained in Section 3, shall be true in all material respects on and as of Closing with the same effect as though such representations and warranties had been made as of the date of Closing.

          5.2  Payment of Purchase Price

          Investor shall have delivered to the Company the Purchase Price in the amount of $ 700,000.00 for the shares of the Series A Stock as specified in
Section 1.1.

          5.3  Securities Laws Qualifications

          The offer and sale to Investor shall be qualified or exempt from qualification under all applicable federal and state securities laws, which qualification or exemption the Company shall have exercised its best efforts to obtain.

     6.   Registration Rights

          The Company covenants and agrees as follows:

          6.1. Definitions

          For purposes of this Section 6, the following definitions will apply:

          "Agreement" means this Registration Rights Agreement.
           ---------

          "Board" means the Board of Directors of the Company.
           -----

          "Common Stock" means the common stock of the Company
           ------------

          "Commission" means the Securities and Exchange Commission.
           ----------

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.
           ------------

          "Person" includes any natural person, corporation, trust, association,
           ------
company, partnership, joint venture and other entity and any government, governmental agency, instrumentality or political subdivision

          "Register","registered" and "registration" refer to a registration
           --------   ----------       ------------
effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

          "Registrable Securities" means (1) Common Stock issuable or issued
           ----------------------
upon conversion of the outstanding Series A Stock and (2) any securities issued or issuable with respect to the Common Stock referred to in clause (1) above by way of a stock dividend or stock split or in connection with a combination of shares, reclassification, recapitalization, merger or consolidation or reorganization; provided, however, that such shares of Common Stock shall only be treated as Registrable Securities if and so long as they have not been (i) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (ii) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(l) thereof so that all transfer restrictions and restrictive legends with respect to such Common Stock are removed upon the consummation of such sale and the seller and purchaser of such Common Stock receive an pinion of counsel for the Company, which shall be in form and content reasonably satisfactory to the seller and buyer and their respective counsel, to the effect that such Common Stock in the hands of the purchaser is freely transferable without restriction or registration under the Securities Act in any public or private transaction.

          "Securities Act" means the Securities Act of 1933, as amended.
           --------------

          6.2  Company Registration

          (a) Each time the Company shall determine to file a registration statement under the Securities Act (other than on Form S-4, S-8 or a registration statement on Form S-1 covering solely an employee benefit plan) in connection with the proposed offer and sale for money of any of its securities either for its own account or on behalf of any other security holder, the Company agrees to give promptly written notice of its determination to Investor. Upon the written request of Investor given within thirty (30) days after the receipt of such written notice from the Company, the Company agrees to cause all such Registrable Securities, which Investor has so requested registration thereof, to be included in such registration statement and registered under the Securities Act, all to the extent requisite to permit the sale or other disposition by Investor of the Registrable Securities to be so registered.

          (b) If the registration of which the Company gives written notice pursuant to Section 2(a) is for a public offering involving an underwriting, the Company agrees to so advise Investor as a part of its written notice. In such event the right of Investor to registration pursuant to this Section 6.2 shall be conditioned upon Investor's participation in such underwriting and the inclusion of Investor's Registrable Securities in the underwriting to the extent provided herein. Investor agrees to enter into (together with the Company and the other holders distributing their securities through such underwriting) an underwriting agreement with the underwriter or underwriters selected for such underwriting by the Company, provided that such underwriting agreement is in customary form.

          (c) Notwithstanding any other provision of this Section 6.2, if the managing underwriter of an underwritten distribution advises the Company and Investor in writing that in its good faith judgment the number of shares of Registrable Securities and the other securities requested to be registered exceeds the number of shares of Registrable Securities and other securities which can be sold in such offering, then (i) the number of shares of Registrable Securities and other securities so requested to be included in the offering shall be reduced to that number of shares which in the good faith judgment of the managing underwriter can be sold in such offering (except for shares to be issued by the Company in an offering initiated by the Company, which shall have priority over the shares of Registrable Securities), and (ii) such
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reduced number of shares shall be allocated among Investor and the holders of other securities in proportion, as nearly as practicable, to the respective number of shares of Registrable Securities and other securities held by Investor and other holders at the time of filing the registration statement. All Registrable Securities and other securities which are excluded from the underwriting by reason of the underwriter's marketing limitation and all other Registrable Securities not originally requested to be so included shall not be included in such registration and shall be withheld from the market by Investor for a period which the managing underwriter reasonably determines is necessary to effect the underwritten public offering.

          6.3 Registration Procedures. If and whenever the Company is required by the provisions of Section 6.2 hereof to effect the registration of Registrable Securities under the Securities Act, the Company, at its expense and as expeditiously as possible, agrees to:

               (a) In accordance with the Securities Act and all applicable rules and regulations, prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective until the securities covered by such registration statement have been sold, and prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus contained therein as may be necessary to keep such registration statement effective and such registration statement and prospectus accurate and complete until the securities covered by such registration statement have been sold;

               (b) If the offering is to be underwritten in whole or in part, enter into a written underwriting agreement in form and substance reasonably satisfactory to the managing underwriter of the public offering and Investor;

               (c) Furnish to Investor and the underwriters of the securities being registered such number of copies of the registration statement and each amendment and supplement thereto, preliminary prospectus, final prospectus and such other documents as such underwriters and Investor may reasonably request in order to facilitate the public offering of such securities;

               (d) Use its best efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as Investor and underwriters may reasonably request within ten (10) days prior to the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction where it is not so qualified;

               (e) Notify Investor, promptly after it shall receive notice thereof, of the date and time when such registration statement and each post-effective amendment thereto has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

               (f) Notify Investor promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

               (g) Prepare and file with the Commission, promptly upon the request of Investor, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for Investor, is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Registrable Securities by Investor;

               (h) Prepare and file promptly with the Commission, and promptly notify Investor of the filing of, such amendments or supplements to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event has occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

               (i) In case Investor or any underwriter for Investor is required to deliver a prospectus at a time when the prospectus then in circulation is not in compliance with the Securities Act or the rules and regulations of the Commission, prepare promptly upon request such amendments or supplements to such registration statement and such prospectus as may be necessary in order for such prospectus to comply with the requirements of the Securities Act and such rules and regulations;

               (j) Advise Investor, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

               (k) Not file any registration statement or prospectus or any amendment or supplement to such registration statement or prospectus to which Investor has reasonably objected on the grounds that such registration statement or prospectus or amendment or supplement thereto does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, after having been furnished with a copy thereof at least five (5) business days prior to the filing thereof; provided, however, that the failure of Investor or its counsel to review or object to any registration statement or prospectus or any amendment or supplement to such registration statement or prospectus shall not affect the rights of Investor or its respective officers, directors, legal counsel, accountants or controlling Persons or any underwriter or any controlling Person of such underwriter;

               (l) Make available for inspection upon request by Investor, by any managing underwriter of any distribution to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any Investor or any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by Investor, underwriter, attorney, accountant or agent in connection with such registration statement; and

               (m) At the request of Investor, furnish to Investor on the effective date of the registration statement or, if such registration includes an underwritten public offering, at the closing provided for in the underwriting agreement, (i) an opinion dated such date of the counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to Investor, covering such matters with respect to the registration statement, the prospectus and each amendment or supplement thereto, proceedings under state and federal securities laws, other matters relating to the Company, the securities being registered and the offer and sale of such securities as are customarily the subject of opinions of issuer's counsel provided to underwriters in underwritten public offerings, and such opinion of counsel shall additionally cover such legal and factual matters with respect to the registration as Investor may reasonably request, and (ii) letters dated each of such effective date and such closing date, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and to Investor, stating that they are independent certified public accountants within the meaning of the Securities Act and dealing with such matters as the underwriters may request, or if the offering is not underwritten that in the opinion of such accountants the financial statements and other financial data of the Company included in the registration statement or the prospectus or any amendment or supplement thereto comply in all material respects with the applicable accounting requirements of the Securities Act, and additionally covering such other accounting and financial matters, including information as to the period ending not more than five (5) business days prior to the date of such letter with respect to the registration statement and prospectus, as Investor may reasonably request.

               6.4  Expenses

               (a) With respect to each inclusion of shares of Registrable Securities in a registration statement pursuant to this Section 6.2 hereof, the Company agrees to bear all fees, costs and expenses of and incidental to such registration and the public offering in connection therewith; provided, however, that Investor participating in any such registration agrees to bear its pro rata share of the underwriting discount and commissions.

               (b) The fees, costs and expenses of registration to be borne as provided in paragraph (a) above, shall include, without limitation, all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the Company and/or selling security holders are otherwise required to bear such fees and disbursements), all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified, reasonable fees and disbursements of one firm of counsel for the selling security holders, selected by Investor, and the premiums and other costs of policies of insurance against liability arising out of such public offering.

               6.5  Indemnification

               (a) The Company hereby agrees to indemnify and hold harmless Investor pursuant to the provisions of this Agreement and each of such Investor's officers, directors, legal counsel and accountants, and each Person who controls such Investor within the meaning of the Securities Act and any underwriter (as defined in the Securities Act) for such Investor, and any Person who controls such underwriter within the meaning of the Securities Act, from and against, and agrees to reimburse Investor, its officers, directors, legal counsel, accountants and controlling Persons and each such underwriter and controlling Person of such underwriter with respect to, any and all claims, actions (actual or threatened), demands, losses, damages, liabilities, costs and expenses to which Investor, its officers, directors, legal counsel, accountants or controlling Persons, or any such underwriter or controlling Person of such underwriter may become subject under the Securities Act or otherwise, insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such claim, action, demand, loss, damage, liability, cost or expense is caused by an untrue statement or alleged untrue statement or omission or alleged omission so made in strict conformity with written information furnished by Investor, such underwriter or such controlling Person specifically for use in the preparation thereof.

               (b) Investor hereby agrees to indemnify and hold harmless the Company, its officers, directors, legal counsel and accountants and each Person who controls the Company within the meaning of the Securities Act, from and against, and agrees to reimburse the Company, its officers, directors, legal counsel, accountants and controlling Persons with respect to, any and all claims, actions, demands, losses, damages, liabilities, costs or expenses to which the Company, its officers, directors, legal counsel, accountants or such controlling Persons may become subject under the Securities Act or otherwise, insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses are caused by any untrue or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or are caused by the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by Investor specifically for use in the preparation thereof.

               (c) Promptly after receipt by a party indemnified pursuant to the provisions of subsection (a) or (b) of this Section 6.5 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim therefor is to be made against the indemnifying party pursuant to the provisions of subsection (a) or (b), notify the indemnifying party of the commencement thereof;

but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 6.5 and shall not relieve the indemnifying party from liability under this Section 6.5 unless such indemnifying party is prejudiced by such omission. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying parties similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party or parties). Upon the permitted assumption by the indemnifying party of the defense of such action, and approval by the indemnified party of counsel, the indemnifying party shall not be liable to such indemnified party under subsection (a) or (b) for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof (other than reasonable costs of investigation) unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time,
(iii) the indemnifying party and its counsel do not actively and vigorously pursue the defense of such action, or (iv) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. No indemnifying party shall be liable to an indemnified party for any settlement of any action or claim without the consent of the indemnifying party and no indemnifying party may unreasonably withhold its consent to any such settlement. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability with respect to such claim or litigation.

          (d) If the indemnification provided for in subsection (a) or (b) of this Section 6.5 is held by a court of competent jurisdiction to be unavailable to a party to be indemnified with respect to any claims, actions, demands, losses, damages, liabilities, costs or expenses referred to therein, then each indemnifying party under any such subsection, in lieu of indemnifying such indemnified party thereunder, hereby agrees to contribute to the amount paid or payable by such indemnified party as a result of such claims, actions, demands, losses, damages, liabilities, costs or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such claims, actions, demands, losses, damages, liabilities, costs or expenses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties, relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount Investor shall be obligated to contribute pursuant to this subsection (d) shall be limited to an amount equal to the per share public offering price (less any underwriting discount and commissions) multiplied by the number of shares of Registrable Securities sold by Investor pursuant to the registration statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which Investor has otherwise been required to pay in respect of such claim, action, demand, loss, damage, liability, cost or expense or any substantially similar claim, action, demand, loss, damage, liability, cost or expense arising from the sale of such Registrable Securities). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution hereunder from any person who was not guilty of such fraudulent misrepresentation.

                    6.6. Investor Information. The Company may request Investor to furnish the Company with such information with respect to Investor and the distribution of Registrable Securities as the Company may from time to time reasonably request in writing and as shall be required by law or by the Commission in connection therewith, and Investor agrees to furnish the Company with such information.

     7.   Covenants of the Company

          7.1  Delivery of Financial Information and Other Information

          The Company shall deliver to Investor:

          (a) as soon as practicable, but in any event within 10 days after the end of each month, an unaudited income statement and balance sheet for such month end.;

          (b) such other information relating to the financial condition, business, prospects, corporate affairs of the Company as Investor may from time to time reasonably request; and

          (c)  any information provided to the holders of Common Stock.

The information provided pursuant this Section 7 shall be used by Investor solely in furtherance of his interests as an investor in the Company and Investor shall maintain the confidentiality of all confidential information of the Company obtained under this Section 7.

          7.2  Reservation of Common Stock

          The Company will at all times reserve and keep available, solely for issuance and delivery upon the conversion of Series A Stock, all Common Stock issuable from time to time upon such conversion.

          8.   Miscellaneous

          8.1  Survival of Warranties

          The warranties, representations and covenants of the Company and Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and Closing.

          8.2  Successors and Assigns

          The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as may be expressly provided in this Agreement.

          8.3  Governing Law

          This Agreement shall be governed by and construed in accordance with the laws of the State of Oregon.

          8.4  Counterparts

          This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          8.5  Titles and Subtitles

          The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          8.6  Notices

          All notices required or permitted to be given under this Agreement shall be in writing. Notices may be served by certified or registered mail, postage pre-paid with return receipt requested; by private courier, prepaid; by facsimile or other telecommunications device, or personally. Mailed notices shall be deemed delivered five (5) days after mailing, properly addressed. Notices by courier shall be deemed delivered on the date that the courier warrants that delivery occurred. Telecommunications notices shall be deemed delivered when receipt is confirmed by confirming transmission. Unless a party changes its address by giving notice to the other party as provided herein, notices shall be delivered to the parties at the addresses set forth on the signature page of this Agreement.

          To Investor:

          Bryan Holbrook
          142 N. Blue Sage
          Layton, UT 84040

          To Company:

          EdgeAudio.Com, Inc.
          16018 S.W. Parker Road, Suite A
          Lake Oswego, OR 97223
          Facsimile: (503) 293-8412

          8.7  Attorneys' Fees

          If any suit or action arising out of or related to this Agreement is brought by any party, the prevailing party shall be entitled to recover its cots and fees, including reason attorneys' fees, incurred by such party in such suit or action, including any appellate proceeding.

          8.8  Amendments and Waivers

          After Closing, any provision of this Agreement may be amended and the observance of any provision may be waived only with the written consent of the Company and Investor.

          8.9  Severability

          If one or more of the provisions of this Agreement is held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          8.10 Entire Agreement

          This Agreement and the other documents delivered at Closing constitute the full and entire understanding and agreement between the parties with respect to the subject matter hereof and supersede all prior agreements with respect to the subject matter hereof.

          8.11 Legal Counsel

          This Agreement was prepared by legal counsel to the Company. Investor has been advised to seek the advice and representation of his own legal counsel in connection with this Agreement and Investor has elected not to seek such advice and representation.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

EDGEAUDIO. COM,  INC.                INVESTOR


By:____________________________      ______________________________
  Robert I. Lightman, President      Bryan Holbrook

                                   Exhibit A

                       Amended Articles of Incorporation